Deposits	6 Months Ended
Mar. 31, 2026
Schedule Of Deposits
Deposits
7	Deposits

	As of March 31, 2026	As of September 30, 2025
	US$	US$
Rent deposit	206,962	178,616
Utilities deposit	1,067	728
Deposit for commodity purchase	-	2,000,175
Total deposit	208,029	2,179,519

As of September 30, 2025, the Company had a deposit of $2 million in connection with a commodity sale and purchase agreement. However, the transaction was terminated, and the deposit was refunded in full to the Company in October 2025.